UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2022

EXECUTIVE NETWORK PARTNERING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39521	85-1669324
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

137 Newbury Street, 7th Floor Boston, Massachusetts		02116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (857) 362-9205

Not Applicable

(Former Name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CAPS™, each consisting of one share of Class A common stock and one-fourth of one redeemable warrant	ENPC.U	The New York Stock Exchange
Class A common stock, par value $0.0001 per share	ENPC	The New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	ENPC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01	Entry Into A Material Definitive Agreement.

Business Combination Agreement

On May 16, 2022, Executive Network Partnering Corporation, a Delaware corporation (“we,” “us,” “our,” or “ENPC”), Granite Ridge Resources, Inc., a Delaware corporation (“Parent”), ENPC Merger Sub, Inc., a Delaware corporation (“ENPC Merger Sub”), GREP Merger Sub, LLC, a Delaware limited liability company (“GREP Merger Sub” and, together with ENPC Merger Sub, the “Merger Subs”), and GREP Holdings, LLC, a Delaware limited liability company (“GREP”), entered into a business combination agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”) pursuant to which ENPC and GREP shall enter into a business combination.

The terms of the Business Combination Agreement, which contains customary representations and warranties, covenants, closing conditions and other terms relating to the Mergers (defined below) and the other Transactions (defined below) contemplated thereby, are summarized below. Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings given to them in the Business Combination Agreement.

Structure of the Transaction

The acquisition is structured as a “double dummy” transaction, resulting in the following:

•

Each of Parent, ENPC Merger Sub and GREP Merger Sub are newly formed entities that were formed for the sole purpose of entering into and consummating the transactions set forth in the Business Combination Agreement. Parent is a wholly-owned direct subsidiary of ENPC and both ENPC Merger Sub and GREP Merger Sub are wholly-owned direct subsidiaries of Parent.

•

On the Closing Date, each of the following transactions will occur in the following order: (a) ENPC Merger Sub will merge with and into ENPC (the “ENPC Merger”), with ENPC surviving the ENPC Merger as a wholly-owned subsidiary of Parent; and (b) immediately following the ENPC Merger, GREP Merger Sub will merge with and into GREP (the “GREP Merger,” together with the ENPC Merger, the “Mergers”), with GREP surviving the GREP Merger as a wholly-owned subsidiary of Parent (the transactions contemplated by the foregoing clauses (a) and (b) the “Business Combination,” and together with the other transactions contemplated by the Business Combination Agreement, the “Transactions”).

Effect of the Business Combination on Existing ENPC Equity

Subject to the terms and conditions of the Business Combination Agreement, the Business Combination will result in, among other things, the following:

•

495,357 shares of ENPC Class F common stock shall be converted into 1,238,393 shares of ENPC Class A common stock (of which 371,518 shares of ENPC Class A common stock shall, upon conversion to Parent common stock, be subject to the vesting and forfeiture provisions set forth in the Sponsor Agreement (as defined herein)), the remainder of ENPC Class F common stock outstanding will automatically be cancelled without any conversion, payment or distribution with respect thereto (the “ENPC Class F Conversion”);

•

all other shares of ENPC Class A common stock held by Sponsor and the directors of ENPC shall automatically be cancelled without any conversion, payment or distribution (the “Sponsor Share Cancellation”);

•	all shares of ENPC Class B common stock outstanding will be deemed transferred to ENPC and be surrendered and forfeited for no consideration (the “ENPC Class B Contribution”);

•

immediately prior to the ENPC Class F Conversion, Sponsor Share Cancellation and ENPC Class B Contribution, any and all ENPC CAPSTM, which are composed of one share of ENPC Class A common stock and one-fourth of one ENPC warrant, shall be immediately and automatically detached and broken into their constituent parts, such that a holder of a CAPSTM shall be deemed to hold one share of ENPC Class A common stock and one-fourth of one ENPC warrant and such underlying constituent securities shall be converted or cancelled (the “CAPSTM Separation”);

•

following the ENPC Class F Conversion, Sponsor Share Cancellation, ENPC Class B Contribution and CAPSTM Separation, each share of ENPC Class A common stock issued and outstanding immediately prior to the effective time of the ENPC Merger will be converted into a right to receive one share of Parent common stock;

•

immediately prior to the effective time of the ENPC Merger, all ENPC private placement warrants and ENPC working capital warrants will be deemed transferred to ENPC and will be surrendered and forfeited for no consideration; and

•

at the effective time of the ENPC Merger, each ENPC public warrant issued and outstanding immediately prior to the effective time of the ENPC Merger, entitling the holder thereof to purchase one share of ENPC Class A common stock at an exercise price of $11.50 per share (after giving effect to the Stock Split and subject to further adjustment), will be converted into the right to receive a warrant to purchase one share of Parent common stock at an exercise price of $11.50 per share (subject to adjustment) upon consummation of the Business Combination.

Consideration

The aggregate consideration to be paid in the Transactions to the direct or indirect owners of GREP will consist of 130.0 million shares of Parent’s common stock. The number of shares of the equity consideration was determined based on a $10.00 per share value for Parent’s common stock.

Redemption Offer

Pursuant to ENPC’s charter and in accordance with the terms of the Business Combination Agreement, ENPC will be providing its public stockholders with the opportunity to redeem, upon the consummation of the Business Combination, their public shares for cash equal to their pro rata share of the aggregate amount on deposit as of two (2) business days prior to the consummation of the Transactions in ENPC’s Trust Account (which holds the proceeds of the ENPC’s initial public offering, less taxes payable).

Listing of New Parent Common Stock

Shares of Parent common stock and Parent warrants are expected to be listed on the New York Stock Exchange (the “NYSE”) upon the closing of the Business Combination under the symbols “GRNT” and “GRNT WS,” respectively.

Representations and Warranties and Covenants

Each of the parties to the Business Combination Agreement have made representations, warranties and covenants in the Business Combination Agreement that are customary for transactions of this nature.

Conditions to Each Party‘s Obligations

Consummation of the transactions contemplated by the Business Combination Agreement is subject to customary conditions of the respective parties, and conditions customary to special purpose acquisition companies, including the approval of ENPC’s stockholders.

In addition, consummation of the transactions contemplated by the Business Combination Agreement is subject to other closing conditions, including, among others: (a) the expiration of the waiting period (or extension thereof) under the Hart-Scott Rodino Antitrust Improvement Act of 1976 (the “HSR Act”), (b) the absence of any government orders, decrees, rulings, injunctions or other actions in effect that restrain, enjoin, or otherwise prohibit the consummation of the Transactions, and no law having been adopted that makes consummation of the Transactions illegal or otherwise prohibited, (c) the Business Combination Proposal having been approved by the

ENPC stockholders at the special meeting, (d) the closing of the Redemption Offer (as defined in the Business Combination Agreement), (e) the ENPC proxy statement/prospectus and Registration Statement shall have become effective, no stop order shall have been issued by the SEC and remain in effect and no proceeding seeking such a stop order shall have been threatened or initiated by the SEC and remain pending, (f) ENPC having net tangible assets (as defined in accordance with Rule 3a51-1(g)(1) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)) of at least $5,000,001, (g) the representations and warranties of (i) GREP, in the case of ENPC, Parent, ENPC Merger Sub and GREP Merger Sub, and (ii) ENPC, Parent, ENPC Merger Sub and GREP Merger Sub, in the case of GREP, being true and correct (subject to customary bring-down standards), (h) material compliance by (i) GREP, in the case of ENPC, Parent, ENPC Merger Sub and GREP Merger Sub, and (ii) ENPC, Parent, ENPC Merger Sub and GREP Merger Sub, in the case of GREP with their respective covenants under the Business Combination Agreement, (i) delivery by the other parties of all closing deliveries, documents and other items required to be delivered by such parties as required by the Business Combination Agreement, and (j) the occurrence of all of the pre-closing transactions under the Business Combination Agreement.

Additionally, GREP’s obligations to consummate the transactions contemplated by the Business Combination Agreement are also subject to the conditions that (a) the shares of Parent common stock and the Parent warrants are approved for listing on the NYSE, and (b) ENPC shall have transferred, or as of the closing shall transfer, to Parent certain cash or immediately available funds equal to the funds in the Trust Account (net of the ENPC Stockholder Redemption Amount (as defined in the Business Combination Agreement) and payment of any transaction expenses of ENPC), together with the net cash proceeds to ENPC resulting from any issuance of ENPC Class A common stock after the execution date and before the closing..

Termination

The Business Combination Agreement may be terminated and the Transactions abandoned prior to the closing of the Transactions as follows:

•	By mutual written consent of ENPC and GREP;

•

By either ENPC or GREP if any governmental entity having jurisdiction over a party issues any order, decree, ruling or injunction or takes any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by the Business Combination Agreement and such order, decree, ruling or injunction or other action shall have become final and nonappealable or if there shall be adopted any law that makes consummation of the Transactions contemplated by the Business Combination Agreement illegal or otherwise prohibited; provided, however, that the right to terminate shall not be available to the terminating party if the failure to fulfill any material covenant or agreement under the Business Combination Agreement by ENPC, Parent, ENPC Merger Sub or GREP Merger Sub (in the case where ENPC is the terminating party) or GREP (in the case where GREP is the terminating party) has been the cause of or resulted in the circumstances described in the foregoing;

•

By either ENPC or GREP in the event that any breach of a representation, warranty or covenant would cause the failure of a condition relating to such matters, and such breach cannot be or has not been cured by the earlier of thirty (30) days after notice is given and December 18, 2022 (“Terminable Breach”); provided, however, that neither the party terminating nor its affiliates is also in Terminable Breach of the Business Combination Agreement;

•

By either ENPC or GREP if, after the final adjournment of the special meeting at which a vote of ENPC’s stockholders has been taken, the requisite approval of ENPC’s stockholders has not been obtained with respect to the Business Combination Proposal; and

•

By either ENPC or GREP, if the transactions have not been consummated on or before 5:00 p.m., Dallas time on December 18, 2022; provided, however, that the right to terminate will not be available to the terminating party if failure to fulfill any material covenant or agreement by ENPC, Parent, ENPC Merger Sub or GREP Merger Sub (in the case where ENPC is the terminating party) or GREP (in the case where GREP is the terminating party) has been the cause of or resulted in the failure of the consummation of the transactions on or before such date.

If the Business Combination Agreement is terminated in accordance with its terms, subject to certain exceptions, the parties will have no liability or obligation under such agreement; provided, however, that no party will be relieved or released from any liabilities arising out of any Willful and Material Breach (as defined in the Business Combination Agreement) of a covenant, agreement or obligation thereunder. Each party to the Business Combination Agreement will only bear its own termination expenses, except as otherwise provided by the Business Combination Agreement.

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to stockholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

Certain Related Agreements

The Sponsor Agreement

Concurrently with the execution of the Business Combination Agreement, ENPC, Parent, the Sponsor, GREP and certain holders of ENPC Class F common stock (such holders, together with the Sponsor, the “Class F Holders”) entered into the Sponsor Agreement (the “Sponsor Agreement”), pursuant to which, among other things, the Class F Holders agreed to (a) vote their respective shares of ENPC Class F common stock, ENPC Class B common stock and ENPC Class A common stock and other voting securities in favor of approving the Business Combination Agreement and the Transactions, (b) waive any adjustment to the conversion ratio set forth in ENPC’s organizational documents or any other anti-dilution or similar protection to which they are entitled with respect to their shares of Class F common stock and (c) be bound by certain transfer restrictions with respect to their shares of Class F common stock and other equity securities of ENPC prior to the closing.

Additionally, pursuant to the terms of the Sponsor Agreement, 371,518 of the shares of Parent common stock issuable to the Class F Holders in connection with the Mergers (the “SPAC Vesting Shares”) will be unvested as of the closing and will vest (and shall not be subject to forfeiture) if on the 90th calendar day following the closing (such date, the “Adjustment Date”), the volume weighted average price of a share of Parent common stock for the trailing twenty trading days ending on the day prior to the Adjustment Date (“Adjustment VWAP”) is less than $10.00. In such case, all or a portion of the SPAC Vesting Shares shall vest such that the product of (i) the vested SPAC Vesting Shares plus all other shares of Parent common stock issued to the Class F Holders in the Mergers, multiplied by (ii) the Adjustment VWAP shall equal $8,668,750; provided that the Adjustment VWAP shall be no less than $7.00 for purposes of the foregoing calculation. Any SPAC Vesting Shares not vesting in accordance with the foregoing will be deemed to be transferred by the forfeiting holder to Parent for no consideration and shall be cancelled by Parent and cease to exist.

The obligations under the Sponsor Agreement will terminate upon the earlier to occur of (x) the closing of the Transactions contemplated by the Business Combination Agreement and (y) the date on which the Business Combination Agreement is terminated in accordance with its terms. The Sponsor Agreement also provides for the waiver of certain appraisal and dissenters’ rights.

This description of the Sponsor Voting Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Voting Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Registration Rights and Lock-Up Agreement

In connection with the consummation of the Business Combination, Parent will enter into a Registration Rights and Lock-Up Agreement (the “RRA and Lock-Up Agreement”) with Parent, Sponsor, certain stockholders of ENPC and the Existing GREP Members with respect to the shares of Parent common stock that will be issued as consideration under the Business Combination Agreement. The RRA and Lock-Up Agreement includes, among other things, the following provisions:

•

Registration Rights. Parent will be required to file a resale shelf registration statement on behalf of the Parent security holders promptly after the closing of the Transactions. The RRA and Lock-Up Agreement will also provide certain demand rights and piggyback rights to the Parent security holders, subject to certain specified underwriter cutbacks and issuer blackout periods. Parent shall bear all costs and expenses incurred in connection with the resale shelf registration statement, any demand registration statement, any underwritten takedown, any block trade, any piggyback registration statement and all expenses incurred in performing or complying with its other obligations under the RRA and Lock-Up Agreement, whether or not the registration statement becomes effective.

•

Lock-Up. Existing GREP Members will not be able to transfer any shares of Parent common stock beneficially owned or otherwise held by them for a period that is the earlier of (a) 180 days from the date of closing; (b) the date on which the closing price of the Parent common stock equals or exceeds $12.00 per share (as adjusted for stock splits, stock dividends, reorganizations, recapitalizations and similar transactions) for any 20 trading days within any 30-trading day period or (c) the date on which Parent completes a liquidation, merger, stock exchange or other similar transaction that results in all of Parent’s stockholders having the right to exchange their shares of Parent common stock for cash, securities or other property.

•

Termination of Letter Agreement. In connection with the consummation of the Transactions, the letter agreement, dated September 15, 2020, by and among ENPC, Sponsor and the other parties thereto, will be terminated at closing and Sponsor and such parties will not be restricted from transferring any shares of Parent common stock beneficially owned or otherwise held by them.

This description of the RRA and Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the RRA and Lock-Up Agreement, a copy of which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Management Services Agreement

In connection with the consummation of the Transactions contemplated by the Business Combination Agreement, Parent will enter into a Management Services Agreement (the “MSA”) with Grey Rock Administration, LLC (“Manager”). Under the MSA, Manager will provide general management, administrative and operating services covering the oil and gas assets and other properties of Parent (the “Assets”) and the day-to-day business and affairs of Parent relating to the Assets. Parent shall pay Manager an annual services fee of $10 million and shall reimburse Manager for certain Parent group costs related to the operation of the Assets (including for third party costs allocated or attributable to the Assets). The initial term of the MSA expires on April 30, 2028; however, the MSA will automatically renew for additional consecutive one-year renewal terms until terminated in accordance with its terms. Upon any termination of the MSA, Manager shall continue to provide transition services for a period of up to 90 days.

If Parent terminates the MSA for convenience prior to the end of the initial term or any renewal term if less than 90 days’ notice is given by Parent, or upon a change of control of Parent (or a sale of all or substantially all the Assets of Parent), or if Manager terminates the MSA due to Parent’s uncured material breach of the MSA, then Parent will be required to pay a termination fee to Manager equal to the lesser of $10 million or 50% of the remaining unpaid annual service fee applicable to the remainder of the initial term or to any renewal term, as applicable. Parent will not be required to pay a termination fee if the MSA is terminated by notice (a) by Parent with at least 90 days’ notice prior to expiration of the initial term or any renewal term, or (b) by Parent (i) upon a change of control or bankruptcy of Manager, (ii) upon the occurrence of certain key person events, (iii) upon the occurrence of uncured circumstances of malfeasance by Manager or certain of its employees or (iv) upon Manager’s uncured material breach of the MSA.

Manager is obligated to provide the services in good faith, in a workmanlike, reasonable and prudent manner, with at least the same degree of care, judgment and skill as historically provided by Manager with respect to the Assets prior to the consummation of the Transactions contemplated by the Business Combination Agreement, in accordance with customary oil and gas industry practices and standards and in material compliance with contractual requirements affecting the Assets and all applicable laws. Manager will also indemnify Parent for (x) Manager’s own gross negligence, willful misconduct and actual fraud and (y) any claims by Manager’s (and its affiliates’) employees or consultants relating to the terms and conditions of their employment or arrangement with Manager or such affiliate, except and excluding claims under agreements with Parent or its subsidiaries.

During the term of the MSA, each of Manager and Parent will be required to present to the other all opportunities sourced by it to acquire or invest in upstream oil, gas or other hydrocarbon assets located in North America. During the Term, each such opportunity will be offered 75% to Parent and 25% to Fund IV (as defined in the MSA) (or any additional oil and gas-focused funds or investment vehicles formed by affiliates of Manager admitted as a party to the MSA in accordance with its terms).

This description of the Management Services Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Management Services, a copy of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure.

On May 16, 2022, ENPC issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

A copy of the investor presentation is furnished as Exhibit 99.2 and incorporated by reference herein.

The foregoing (including Exhibits 99.1 and 99.2) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

Parent intends to file with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which will include a preliminary proxy statement of ENPC and a preliminary prospectus of Parent, in connection with the Transactions. After the Registration Statement is declared effective, ENPC will mail a definitive proxy statement/prospectus and other relevant documents to its stockholders. ENPC’s stockholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus, and amendments thereto, and the definitive proxy statement/prospectus in connection with ENPC’s solicitation of proxies for its stockholders’ meeting to be held to approve the Transactions because the proxy statement/prospectus will contain important information about ENPC, Parent, GREP and the Transactions. The definitive proxy statement/prospectus will be mailed to stockholders of ENPC as of a record date to be established for voting on the Transactions. Stockholders will also be able to obtain copies of the Registration Statement on Form S-4 and the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov. In addition, the documents filed by ENPC and Parent may be obtained free of charge from ENPC at https://www.enpc.co. Alternatively, these documents, when available, can be obtained free of charge by directing a request to: Executive Network Partnering Corporation, 137 Newbury Street, 7th Floor, Boston, MA, 02116.

Participants in the Solicitation

ENPC, Parent, GREP and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ENPC stockholders in connection with the proposed transaction. Investors and securityholders may obtain more detailed information regarding the names, affiliations and interests of ENPC’s directors and officers in its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, which was filed with the SEC on March 30, 2022 and is available free of charge at the SEC’s web site at www.sec.gov. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ENPC’s stockholders in connection with the proposed transaction will be set forth in the proxy statement/prospectus for the proposed transaction when available.

Forward Looking Statements

This Current Report includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements contained in this Current Report that reflect our current views with respect to future events and financial performance, business strategies, expectations for our business, and the timing and ability for us to complete the Business Combination and any other statements of a future or forward-looking nature, constitute “forward-looking statements” for the purposes of federal securities laws. These forward-looking statements include statements about the parties’ ability to close the Business Combination, the anticipated benefits of the Business Combination, the financial conditions, results of operations, earnings outlook and prospects of ENPC, Parent and GREP and may include statements for the period following the consummation of the Business Combination.

In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement/prospectus may include, for example, statements about the benefits of the Business Combination and the future financial performance of ENPC, Parent or GREP following the Business Combination.

The forward-looking statements contained in this Current Report are based on our current expectations and beliefs concerning future developments and their potential effects on us and/or Parent. We cannot assure you that future developments affecting us and/or Parent will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Should one or more of these risks or uncertainties materialize, or should any of our, Parent’s and/or GREP’s assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. Some factors that could cause actual results to differ include, but are not limited to: the timing to complete the Transactions; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against us, Parent, GREP and others following announcement of the Business Combination Agreement and transactions contemplated therein; the inability to complete the Business Combination due to the failure to obtain our stockholders’ approval; our success in retaining or recruiting, or changes required in, our officers, key employees or directors following the Business Combination; Parent’s ability to obtain the listing of its common stock and warrants on NYSE following the Business Combination; the risk that the proposed Business Combination disrupts current plans and operations of GREP as a result of the announcement and consummation of the Business Combination; the ability to recognize the anticipated benefits of the Business Combination; unexpected costs related to the proposed Business Combination; the management and board composition of Parent following the proposed Business Combination; limited liquidity and trading of Parent’s securities; the use of proceeds not held in the Trust Account or available from interest income on the Trust Account balance; geopolitical risk and changes in applicable laws or regulations; the possibility that GREP, Parent or ENPC may be adversely affected by other economic, business, and/or competitive factors; operational risk; the possibility that the COVID-19 pandemic, or another major disease, disrupts GREP’s business; litigation and regulatory enforcement risks, including the diversion of management time and attention and the additional costs and demands on GREP’s resources; and the risks that the consummation of the Business Combination is substantially delayed or does not occur.

The foregoing list of factors is not exclusive. You should not place undue reliance upon any forward-looking statements, which speak only as of the date made. ENPC, Parent, and GREP do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

2.1*	Business Combination Agreement, dated May 16, 2022, by and among Executive Network Partnering Corporation, Granite Ridge Resources, Inc., ENPC Merger Sub, Inc., GREP Merger Sub, LLC, and GREP Holdings, LLC.

10.1	Sponsor Agreement, dated as of May 16, 2022, by and among ENPC Holdings, LLC, Executive Network Partnering Corporation, Granite Ridge Resources, Inc., GREP Holdings, LLC and certain other parties thereto.

10.2	Form of Registration Rights Agreement and Lock-Up Agreement by and among Granite Ridge Resources, Inc., ENPC Holdings, LLC and the other Holders (as defined therein) listed thereto.

10.3*	Form of Management Services Agreement, by and between Granite Ridge Resources, Inc. and Grey Rock Administration, LLC.

99.1	Press Release, dated May 16, 2022.

99.2	Investor Presentation, dated May 2022.

104	Cover Page Interactive Data file (embedded within the Inline XBRL document

*

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2022

EXECUTIVE NETWORK PARTNERING CORPORATION

By:	/s/ Alex J. Dunn
Name: Alex J. Dunn
Title: Chief Executive Officer